EXHIBIT 10.3
SUPPLEMENT AGREEMENT
          SUPPLEMENT AGREEMENT (this “Supplement Agreement”), dated as of January 19, 2006 among MSX International, Inc., a Delaware corporation (the “Company”), MSX International Limited, a company organized under the laws of England and Wales (“MSXI Limited” and together with the Company, the “Borrowers”), Creative Technology Services, L.L.C., a Michigan limited liability company (“CTS”), and Citicorp Mezzanine III, L.P., a New York corporation, as the Lender under the Agreement referred to below (the “Lender”).
WITNESSETH:
          WHEREAS, the Borrowers and the Subsidiary Guarantors named therein have heretofore executed and delivered to the Lender a Third Secured Term Loan Agreement (as such may be amended from time to time, the “Agreement”), dated as of August 1, 2003, providing a loan to the Company on the Effective Date in an amount equal to $25,000,000 (the “Loan”). In connection with the Loan, (i) the Company issued a Company Note, dated the Effective Date, in the aggregate principal amount of $21,500,000, evidencing the Loan made by the Lender to the Company and (ii) MSXI Limited issued a MSXI Limited Note, dated the Effective Date, in the aggregate principal amount of $3,500,000, evidencing the Loan made by the Lender to MSXI Limited (together, the “Notes”); and
          WHEREAS, Section 8.6 of the Agreement provides that under certain circumstances a Guarantor may be released from its Guarantee upon the sale of all of its Capital Stock to any Person that is not a Subsidiary of the Company by execution and delivery to the Lender of a supplement to the Agreement;
          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, CTS, the Borrowers and the Lender mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:
          1. Definitions. For all purposes of this Supplement Agreement, except as otherwise herein expressly provided or unless the context otherwise requires: (i) capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement.; and (ii) the words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplement Agreement refer to this Supplement Agreement as a whole and not to any particular section hereof.
          2. Release of Guarantee. Each of the parties hereto hereby agrees that from and after the date hereof, CTS (a) is irrevocably and unconditionally released and discharged from and in respect of any and all claims, causes of action, liabilities and obligations of any nature whatsoever, inchoate or mature, know or unknown, whether or not asserted heretofore, arising or related to its Guarantee in accordance with Section 8.6 of the Agreement, and (b) shall no longer be a Subsidiary Guarantor for any purpose under the Agreement or the Notes.
          3. Ratification of Agreement; Supplement Agreement Part of Agreement. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplement Agreement shall form a part of the Agreement for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

          4. Governing Law. THIS SUPPLEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
          5. Counterparts. The parties may sign any number of copies of this Supplement Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
          6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement Agreement to be duly executed as of the date first above written.

MSX INTERNATIONAL, INC.
By:	/s/ Frederick K. Minturn
	Name:	Frederick. K. Minturn
	Title:	Executive Vice President and Chief Financial Officer

MSX INTERNATIONAL LIMITED
By:	/s/ Frederick K. Minturn
	Name:	Frederick K. Minturn
	Title:	Director

CREATIVE TECHNOLOGY SERVICES, L.L.C.
By:	/s/ Frederick K. Minturn
	Name:	Frederick K. Minturn
	Title:	Vice President

CITICORP MEZZANINE III, L.P. By: Citicorp Capital Investors, Ltd., its General Partner
By:	/s/ Richard E. Mayberry, Jr.
	Name:	Richard E. Mayberry, Jr.
	Title:	Managing Director

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